                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                             /s/ L. Pendleton Siegel
                                             -----------------------------------
                                                L. Pendleton Siegel

                                             Title:  President and Chief
                                                     Operating Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ George E. Pfautsch
                                        ----------------------------------------
                                           George E. Pfautsch

                                        Title:  Senior Vice President,
                                                Finance and Chief
                                                Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Terry L. Carter
                                        ----------------------------------------
                                        Terry L. Carter

                                        Title:  Controller

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Richard A. Clarke
                                        ----------------------------------------
                                           Richard A. Clarke

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Kenneth T. Derr
                                        ----------------------------------------
                                           Kenneth T. Derr

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Allen F. Jacobson
                                        ----------------------------------------
                                           Allen F. Jacobson

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ George F. Jewett, Jr.
                                        ----------------------------------------
                                           George F. Jewett, Jr.

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Richard B. Madden
                                        ----------------------------------------
                                           Richard B. Madden

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Richard M. Morrow
                                        ----------------------------------------
                                           Richard M. Morrow

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Vivian W. Piasecki
                                        ----------------------------------------
                                           Vivian W. Piasecki

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Toni Rembe
                                        ----------------------------------------
                                           Toni Rembe

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ John M. Richards
                                        ----------------------------------------
                                           John M. Richards

                                        Title:  Director, Chairman of the
                                                Board and Chief Executive
                                                Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Reuben F. Richards
                                        ----------------------------------------
                                           Reuben F. Richards

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Richard M. Rosenberg
                                        ----------------------------------------
                                           Richard M. Rosenberg

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Robert G. Schwartz
                                        ----------------------------------------
                                           Robert G. Schwartz

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Charles R. Weaver
                                        ----------------------------------------
                                           Charles R. Weaver

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ Frederick T. Weyerhaeuser
                                        ----------------------------------------
                                           Frederick T. Weyerhaeuser

                                        Title:  Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman and Ralph M. Davisson, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the Potlatch Corporation Savings Plan for Hourly Employees, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed these presents this 21st day of September, 1996.



                                        /s/ William T. Weyerhaeuser
                                        ----------------------------------------
                                           William T. Weyerhaeuser

                                        Title:  Director